             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K
                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 1, 1996



                   DYNATRONICS CORPORATION
   (Exact name of registrant as specified in its charter)



      Utah                    0-12697                 87-0398434
 (State or other         (Commission File)          (IRS Employer
  jurisdiction                Number               Identification No.
of incorporation)

                   7030 Park Centre Drive
                 Salt Lake City, Utah  84121
                       (801) 568-7000
    (Address of principal executive offices and Zip Code
        Registrant's telephone number with area code)



- ------------------------------------------------------------
     (Former name, former address & former fiscal year,
                if changed since last report)



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Item 2.  Acquisition or Disposition of Assets.

     The descriptions set forth in this report do not purport to be complete, and this report is qualified in its entirety by reference to the documents described herein and attached as exhibits hereto, which are hereby incorporated herein by this reference.

     On April 29, 1996, effective May 1, 1996, Dynatronics Corporation, a Utah corporation (the "Company"), executed a definitive Asset Purchase Agreement (the "Purchase Agreement") by and among the Company, Superior Orthopaedic Supplies, Inc., a Tennessee corporation ("Superior"), H. Allen Hughes, Jr., Thomas W. Hughes, individuals resident in Tennessee, and Herbert A. Hughes and Betty D. Hughes, individuals resident in Georgia, (collectively the "Sellers"). Sellers are the shareholders of Superior. Prior to the execution of the Purchase Agreement, Superior was dissolved and the assets of Superior (the "Superior Assets") were distributed to and held by Sellers as tenants in common. Pursuant to the Purchase Agreement, Sellers agreed to sell substantially all of the Superior Assets to the Company, for the payment of $550,000 cash, a promissory note for $550,000, and 440,000 shares of the Company's authorized but previously unissued common stock. The Purchase Agreement specified that the transactions contemplated thereby would close, subject to the fulfillment of certain conditions, on May 1, 1996, or such later time as the parties may agree. The parties did, in fact, agree to effect the closing on May 1, 1996, on which date the Company issued its common stock, promissory note and cash in return for the transfer of the Superior Assets, and the acquisition was in all other respects consummated.

     Before its dissolution and the sale of all of the Superior Assets in connection with the closing of the Purchase Agreement, Superior was engaged in the business of manufacturing, assembling and distributing physical therapy and consumable products for the health care industry. The Superior Assets that were acquired by the Company consist primarily of fixed assets, inventory, accounts receivable and work in process, as well as copyrights and trademarks used and developed by Superior and Sellers and certain equipment.

     Under the Purchase Agreement, the consideration paid to Sellers for the Superior Assets was 440,000 shares of the Company's restricted common stock, no par value, cash of $550,000, and a promissory note payable over three years for $550,000. The amount of such consideration was the result of arms-length negotiation among the parties. Cash for the purchase will be paid from bank deposits or amounts available under an existing line of credit with a bank or a combination
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of the two.  Prior to the execution and consummation of the
Purchase Agreement, neither Superior nor any of the Sellers had any material relationship with the Company, any of its affiliates, directors, officers or any associates of any of the foregoing. Mr. H. Allen Hughes, one of the Sellers, is the principal stockholder of Rehab MedEquip, Inc., a Tennessee corporation ("Rehab"), which is an independent distributor of the Company's products.

     To the extent that equipment or other physical property was among the Superior Assets acquired by the Company, and such equipment or other physical property was used in connection with Superior's (and Sellers') business, the Company intends to continue to use such assets for the same business purposes. The business will be operated as a division of the Company, at 6607 Mountain View Road, Ooltewah, Tennessee 37363; with limited manufacturing activities conducted at 6129 Hunter Road, Ooltewah, Tennessee. Both premises are leased. The premises on Mountain View Road are owned and leased from a general partnership, of which one of the Sellers, H. Allen Hughes, is a majority owner and managing general partner. A part of the premises are subleased to Rehab. Mr. Hughes is the majority shareholder of Rehab. His brother, Thomas W. Hughes, is a minority shareholder of Rehab.

Item 7. Financial Statements and Exhibits.

     Listed below are the financial statements and information and pro forma financial information and exhibits filed as part of this report.

(a)  Financial Statements of the Business Acquired.

     Superior Orthopaedic Supplies, Inc.
     Independent Auditors' Report for the Nine
     Months Ended March 31, 1996 and the
     Fiscal Year Ended June 30, 1995
     Superior Orthopaedic Supplies, Inc.,
     Audited Balance Sheets as of June 30,
     1996, and the Nine-Month Period Ended
     March 31, 1996

     Superior Orthopaedic Supplies, Inc.,
     Statements of Earnings and Retained
     Earnings, Fiscal Year Ended June 30, 1995
     and Nine Months Ended March 31, 1996
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     Superior Orthopaedic Supplies, Inc.,
     Statements of Cash Flows, Fiscal Year
     Ended June 30, 1995 and Nine Months Ended
     March 31, 1996

     Notes to Audited Financial Statements of
     Superior Orthopaedic Supplies, Inc.

(b)  Pro Forma Financial Information
     Pro Forma Financial Information will be
     prepared and filed within 60 days of the date of filing of this report.

     (c)  Exhibits

Regulation
   S-B
 Exhibit
   No.               Description                  Page No.
- ----------  ----------------------------------   ----------
  (2)       Asset Purchase Agreement by and
            among Dynatronics Corporation, a
            Utah corporation, Superior
            Orthopaedic Supplies, Inc., a
            Tennessee corporation, H. Allen
            Hughes and Thomas W. Hughes,
            residents of Tennessee, and Herbert
            A. and Betty D. Hughes, residents of
            Georgia

Pursuant to Item 601(b)(2) of Regulation S-B, the following exhibits and schedules to the Asset Purchase Agreement dated as April 29, 1996 and effective May 1, 1996, are omitted as exhibits to this Report but will be provided to the Securities and Exchange Commission upon request therefor by the Commission Staff:

          Exhibit 1.2         Acquired Intellectual Property
          Exhibit 1.3         Acquired Leases
          Exhibit 1.6         Assets
          Exhibit 1.7         Assumed Liabilities
          Exhibit 2.2(d)(i)A  H. Allen Hughes Employment
                              Agreement
          Exhibit 2.2(d)(i)B  Thomas W. Hughes Employment
                              Agreement
          Exhibit 2.2(d)(ii)  Registration Rights Agreement
          Exhibit 2.3(b)      Sellers' Promissory Note
          Exhibit 2.3(c)(i)   Form of Promissory Note
          Exhibit 2.3(c)(ii)  Form of Security Agreement
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          Exhibit 3.1         States in Which Superior is
                              Qualified to do Business
          Exhibit 3.6         Insurance Policies and
                              Description of Claims
          Exhibit 3.8         Superior Financial Statements
          Exhibit 3.11        Litigation of Sellers and
                              Superior
          Exhibit 3.13        Interest of Officers and
                              Directors of Superior
          Exhibit 3.14(g)     Known or Suspected Infringement
                              of Acquired Intellectual
                              Property
          Exhibit 4.3         Purchaser Litigation Schedule
          Exhibit 6.1         Allocation of Purchase Price to
                              Covenant not to Compete
          Exhibit 11          Form of Escrow Agreement
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                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    Dynatronics Corporation




                    By: /s/ Kelvyn H. Cullimore, Jr.
                        ------------------------------
                        Kelvyn H. Cullimore, Jr.,
                        President and CEO


                    Dated:       5/16/96
                           ----------------------------